EXHIBIT 99.2





                      PROFESSIONAL MARKET BROKERAGE, INC.
                               ANNUAL REPORT
                    FOR THE YEAR ENDED DECEMBER 31, 1997










                     Filed as Confidential Information Pursuant to
                 Regulation 1.10(g) Under the Commodity Exchange Act






                           TABLE OF CONTENTS



FINANCIAL STATEMENTS

 Statement of Financial Condition.........................            3
 Statement of Income......................................            4
 Statement of Changes in Liabilities Subordinated to
  Claims of General Creditors and Statement of Changes
  in Stockholders' Equity.................................            5
 Statement of Cash Flows..................................            6
 Notes to Financial Statements............................            7

Independent Auditors' Report..............................            12

Independent Auditors' Report on Internal Control..........            13







                    Professional Market Brokerage, Inc.
                     Statement of Financial Condition
                             December 31, 1997



ASSETS

Cash......................................            $446,927
Securities owned .........................            4039,256
Receivable from
 Clearing brokers ........................           1,090,277
 Customers ...............................              23,737
Furniture, equipment and leasehold
  Improvements ...........................             125,218
Other assets .............................              31,754
                                                   -----------
  Total Assets ...........................          $5,757,169
                                                   ===========
Liabilities and Stockholders' Equity

Liabilities
Payable to customers ......................         $4,429,728
Accounts payable and accrued expenses......            626,596
                                                   -----------
  Total ...................................          5,056,324
                                                   -----------
Liabilities Subordinated to
Claims of General Creditors ................           260,000
                                                   -----------
Stockholders' Equity .......................           440,845
                                                   -----------

Total Liabilities and Stockholders' Equity .        $5,757,169
                                                   ===========




                    SEE ACCOMPANYING NOTES









                   Professional Market Brokerage, Inc.
                        Statement of Income
                  For the Year Ended December 31, 1997




Revenues
Commissions.................................        $7,927,197
Interest ...................................           304,355
Other ......................................           291,195
                                                   -----------
  Total revenues ...........................         8,522,747
                                                   -----------
Expenses
Commissions ................................         7,046,799
Employee compensation and related benefits..           524,071
Occupancy ..................................           181,102
Communications .............................           138,871
Promotion ..................................           74,3856
Other ......................................           353,048
                                                    ----------
  Total expenses ...........................         8,318,277
                                                    ----------
Income before income taxes .................           204,470

Income taxes ...............................            73,500
                                                    ----------
Net Income ..................................        $ 130,970
                                                    ==========




                     SEE ACCOMPANYING NOTES








                 Professional Market Brokerage, Inc.
       Statement of Changes in Liabilities Subordinated to Claims of General Creditors and Statement of Changes in Stockholders' Equity
                 For the Year Ended December 31, 1997



                   Statement of Changes in Liabilities
               Subordinated to Claims of General Creditors



Balance, Beginning and end of year ........................     $260,000
                                                               ----------



              Statement of Changes in Stockholders' Equity




                                                        Additional
                                    Common Stock          Paid-In      Retained
                                  Shares     Amount       Capital       Earnings      Total
                                --------------------  ---------------- ----------- ----------
Balance, beginning of period..     100      $100        $181,515       $128,160     $309,775
Issuance of common stock......     100       100                                         100
Net income....................                                          130,970      130,970
                                --------------------   ---------------  ----------- ---------

Balance, end of period........     200      $200        $181,515       $259,130     $440,845
                                 =======  =========    ============    ============  =========

*No par value; 10,000 shares authorized, 200 shares issued and outstanding.


                              SEE ACCOMPANYING NOTES






                     Professional Market Brokerage, Inc.
                           Statement of Cash Flows
                     For the Year Ended December 31, 1997


Operating Activities
Net income .................................              $130,970
Depreciation and amortization ..............                16,520
Changes in
 Securities owned ..........................             1,366,433
 Receivable from clearing brokers...........             1,027,875
 Other assets ..............................              (25,229)
 Receivable from and payable to customers, net         (2,245,732)
 Accounts payable and accrued expenses ......            (131,922)
                                                     -------------
  Net cash provided by operating activities..              138,915
                                                      ------------
Investing Activities
Purchase of furniture, equipment
 and leasehold improvements ..................           (127,220)
                                                     -------------
 Net cash applied to investing activities ....           (127,220)
                                                     -------------
Financing Activities
Issuance of common stock......................                100
                                                     -------------
 Net cash provided by financing activities....                100
                                                      ------------
Increase in cash..............................             11,795

Cash, beginning of year.......................            435,132
                                                     ------------
Cash, end of year ............................           $446,927
                                                     ============


Supplemental Disclosures of Cash Flow Information

Interest paid ................................           $16,730
                                                      -----------
Income taxes paid.............................           $99,737
                                                      ------------



                         SEE ACCOMPANYING NOTES







                    Professional Market Brokerage, Inc.
                      Notes to Financial Statements
                  For the Year Ended December 31, 1997



Note 1   Nature of Operations and Significant Accounting Policies

Professional Market Brokerage, Inc. (the "Company") is a registered futures commission merchant that clear all transactions through other brokers. The Company's services include the clearance and execution of futures and options on futures contracts on all of the major regulated commodities exchanges throughout the world for customers located primarily in the United States, Europe and Asia.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Income Recognition

Commissions earned on commodity futures and options on futures transactions and related commission expense are recorded on trade date.

Securities Owned

Securities owned are valued at market value, and resulting unrealized gains and losses are recorded in income.

Furniture, Equipment and Leasehold Improvements

Furniture and equipment are being depreciated using the straight line method over the estimated useful lives of the assets. Leasehold improvements are being amortized over the term of the lease on the straight line method.

Advertising

Advertising is expensed as incurred.

Income Taxes

Deferred taxes are recorded to reflect the effects of differences in the recognition of income and expense for financial and tax reporting purposes.

Foreign Exchange

Assets and liabilities denominated in foreign currencies are translated at year end rates of exchange. Income and expense items are translated at average rates of exchange for the year. All foreign currency transaction gains and losses are recorded in income.


Note 2 Assets Segregated or Held in Separate Accounts Under the Commodity Exchange Act and Other Federal Regulations

At December 31, 1997, includded in the statement of financial condition are assets segregated or held in separate accounts under the Commodity Exchange Act and other Federal regulations as follows:

 Cash ..............................................         $446,109
 Securities owned...................................        3,442,839
 Receivable from clearing brokers...................          839,791
                                                          ------------
 Total .............................................       $4,728,739
                                                          ============

Note 3    Securities Owned

Securities owned at December 31, 1997 consist of:

 Overnight investments .............................       $1,246,931
 U.S. Government obligations........................        2,792,325
                                                          -----------
 Total .............................................       $4,039,256
                                                          ===========

Overnight investments represent the simultaneous purchase and resale of U.S. Treasury obligations with same day settlement on the purchase and next day settlement on the resale.


Note 4     Receivable from and Payable to Customers

Receivable from and payable to customers arise primarily in connection with commodities transactions and include gains and losses on open trades. Securities owned by customers and held by the Company as collateral or margin and the market value of options on futures positions owned by customers are not reflected in the statement of financial condition. From time to time, the Company deposits customers' securities as margin with other brokers.


Note 5    Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold Improvements at December 31, 1997 consist of:

 Furniture, equipment and leasehold Improvements ....         $159,238
 Less accumulated depreciation and amortization .....           34,020
                                                             ----------
 Net ................................................         $125,218
                                                             ==========


Note 6    Liabilities Subordinated to Claims of General Creditors

Liabilities subordinated to claims of general creditors are payable to one of the Company's stockholders, bear interest at 7.5 percent per annum, and mature January 31, 1999. Interest expense for the year ended December 31, 1997 was $19,447.

The subordinated borrowings are available in computing net capital under minimum capital requirements.


Note 7    Commitments

The Company leases office space and equipment under noncancelable lease agreements at various dates through February 28, 2002 and provide, among other things, for minimum annual rentals, exclusive of additional rentals which may be required for increases in certain operating expenses and taxes. The minimum annual commitments, including estimated additional rentals based on actual amounts paid during 1997, are as follows:

        Years Ending December 31                 Amount
  ----------------------------------        -----------------

        1998                                  $  129,000
        1999                                     112,000
        2000                                      98,000
        2001                                      98,000
        2002                                      16,000
  -----------------------------------     -------------------
       Total                                  $  453,000


Rent expense for the year ended December 31, 1997 was $111,000.


Note 8  Off-Balance-Sheet Risk and Concentration of Credit Risk

The Company is responsible for the credit risk of the customers it introduces to, and which are carried on an omnibus basis on the books of, its clearing brokers. The Company's customers are primarily institutional and individual investors. To reduce its risk, the Company requires its customer to meet, at a minimum, the greater of the margin requirements established by each of the exchanges at which contracts are traded or the margin requirement established by its clearing brokers. Margin is a good faith deposit from the customer which reduces risk to the Company of failure on behalf of the customer to fulfill any obligation under these contracts. In addition, the Company daily monitors its exposure to the risk of loss on an account by account basis and adjusts margin requirements as needed. Under certain circumstances, customers may be required to deposit additional funds, securities or other collateral. In order to reduce the risk of loss, the Company may also liquidate certain customer positions. Management believes that the margin deposits and collateral held at December 31, 1997 were adequate to minimize the risk of material loss which could be created by positions held at that time.

The Company engages in various transactions with futures commission merchants and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties to these transactions. It is the Company's policy to monitor the creditworthiness of each party with which it conducts business.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes that the Company is not exposed to any significant credit risk on cash.


Note 9     Net Capital Requirements

The Company is subject to the rules of the Company Futures Trading Commission (Regulation 1.17) and several commodity regulatory organizations. Under the more restrictive of these rules, the Company is required to maintain "adjusted net capital" equivalent to the greater of $250,000 or 4 percent of "funds required to be segregated or set aside in separate accounts for the net capital computation," as these terms are defined. Adjusted net capital and funds required to be segregated or set aside in separate accounts change from day to day, but as of December 31, 1997, the Company had adjusted net capital and net capital requirements of approximately $448,000 and $250,000, respectively. The net capital rule may effectively restrict the payment of dividends.




CHECKERS SIMON & ROSNER
Independent Auditors' Report



To the Board of Directors
Professional Market Brokerage, Inc.

We have audited the accompanying statement of financial condition of Professional Market Brokerage, Inc. as of December 31, 1997, and the related statements of income, changes in liabilities subordinated to claims of general creditors, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and performm the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Professional Market Brokerage, Inc. as of December 31, 1997, and the results of its operations and its cah flows for the year then ended in conformity with generally accepted accounting principles.



/S/ Checkers, Simon & Rosner, LLP



March 20, 1998







CHECKERS SIMON & ROSNER

Independent Audits' Report on Internal Control



To the Board of Directors
Professional Market Brokerage, Inc.


In planning and performing our audit of the financial statements of Professional Market Brokerage, Inc. (the "Company") for the year ended December 31, 1997 (on which we issued our report dated March 20, 1998), we considered its internal control, including control activities for safeguardig customer and firm assets, in order to determine our auditing procedures for the purpose of expressing an opinion on the financial statements and not to provide assurance on the Company's internal control.

Also, as required by Regulation 1.16 under the Commodity Exchange Act, we have made a study of the practices and procedures followed by the Company, including tests of such practices and procedures that we considered relevent to the objectives stated in Regulation 1.16, in making the following:

 1. The periodic computations of minimum financial requirements pursuant to Regulation 1.17.

 2. The daily computations of the segregation requirements of Section 4d(2) under the Commodity Exchange Act and the regulations thereunder, and the segregation of funds based on such computations.

 3. The daily computations of the foreign futures and foreign options secured amount requirements pursuant to Regulation 30.7 under the Commodity Exchange Act.

The management of the Company is responsible for establishing and maintaining internal control and the pratices and procedures referred to in preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls and of the practices and procedures referred to in the preceding paragraph, and to assess whether those practices and procedures can be expected to achieve the Commodity Futures Trading Commission's (the "Commission's) above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable, but not absolute, assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized acquisition, use or disposition, and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principals. Regulation 1.16 lists additional abjectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in any internal control or the practices and procedures referred to above, errors or fraud may occur and not be detected. Also, projections of any evaluation of them to future periods is subject to the risk that they become inadequate because of changes in conditions or that the effctiveness of their design and operatiopn may deteriorate.

Our consideration of the Company's internal control would not necessarily disclose all matters that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. The Company, because of its size and limited personnel, is unable to maintain an adequate separation of the various accounting functions. However, management informs us that there is close supervision of accounting records on a daily basis, thus offsetting the lack of separation of duties, and in view of this supervision, we noted no matters involving the Comapny's internal control and its operation, including procedures for safeguarding customer and firm assets, that we consider to be material weaknesses as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the Commission to be adequate for its purposes in accordance with the Commodity Exchange Act and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's practices and procedures were adequate at December 31, 1997, to meet the Commission's objectives.

This report is intended solely for the information and use of the Board of Directors, management, the Commodity Futures Trading Commission, and other regulatory agencies that rely on Regulation 1.16 under the Commodity Exchange Act in their regulation of registered futures commission merchants, and should not be used for any other purpose.


/S/ Checkrs, Simon & Rosner, LLP


March 20, 1998














                       PROFESSIONAL MARKET BROKERAGE, INC.

                                Annual Report
                      For the Year ended December 31, 1998











             Filed as Confidential Information Pursuant to Regulation
                    1.10(g) Under the Commodity Exchange Act








                     Professional Market Brokerage, Inc.





                            Table of Contents
                  For the Year Ended December 31, 1998


Financial Statements

 Statement of Financial Condition...............................      3
 Statement of Operations........................................      4
 Statement of Changes in Liabilities Subordinated to Claims
  of General Creditors and Statement of Changes in
   Stockholders' Equity.........................................      5
 Statement of Cash Flows .......................................      6
 Notes to Financial Statements .................................      7

Independent Auditors' Report ....................................     12

Independent Auditors' Report on Internal Control.................     13






                     Professional Market Brokerage, Inc.
                      Statement of Financial Condition
                              December 31, 1998


Assets

Cash............................................         $ 585,473
Short-term investments..........................        10,206,815
Receivable from
  Clearing Brokers..............................         4,490,143
  Customers.....................................           542,630
Furniture, equipment and leasehold
  Improvements..................................            82,075
Other assets....................................            54,041
                                                     -------------
Total Assets....................................      $ 15,961,177
                                                    ==============

      Liabilities and Stockholders' Equity

Liabilities
 Payable to customers...........................     $ 14,099,653
 Accounts payable and
  Accrued expenses..............................          597,407
                                                    -------------
  Total.........................................       14,697,060
                                                    -------------
Liabilities Subordinated to
Claims of General Creditors.....................          710,000
                                                   --------------
Stockholders' Equity............................          554,117
                                                    -------------
Total Liabilities and Stockholders' Equity......     $ 15,961,177
                                                    =============



                   SEE ACCOMPANYING NOTES








                 Professional Market Brokerage, Inc.
                      Statement of Operations
                For the Year Ended December 31, 1998



Revenues
 Commissions....................................   $    6,765,328
 Interest.......................................          320,377
 Other..........................................          146,561
                                                   --------------
   Total revenues...............................        7,232,266
                                                    -------------
Expenses
 Commissions....................................        5,087,439
 Employee compensation and related benefits.....          689,526
 Occupancy......................................          233,877
 Communications.................................          310,518
 Advertising....................................          135,579
 Other..........................................          862,055
                                                    -------------
   Total expenses...............................        7,318,994
                                                    -------------
Loss before income taxes........................         (86,728)

Income tax benefit - current....................           30,000
                                                    -------------
Net Loss........................................    $    (56,728)
                                                    ==============




                        SEE ACCOMPANYING NOTES

                   Professional Market Brokerage, Inc.
      Statement of Changes in Liabilities Subordinated to Claims of General Creditors and Statement of Changes in Stockholders' Equity
                   For the Year Ended December 31, 1998




                  Statement of Changes in Liabilities
               Subordinated to Claims of General Creditors


Balance, beginning of year......................    $   260,000
Borrowings......................................        450,000
                                                    -----------
Balance, end of year............................    $   710,000





          Statement of Changes in Stockholders' Equity



                                 Number of       Common         Retained
                                   Shares*        Stock         Earnings     Total
                              ---------------  -----------  ------------ ----------
Balance, beginning of year....      200       $ 181,715      $ 259,130    $ 440,845
Issuance of common stock......      200         170,000                     170,000
Net loss......................                                (56,728)     (56,728)
                              ---------------  ------------  ------------ ----------
Balance, end of year.........       400       $ 351,715      $ 202,402    $ 554,117
                               ============   ============   ===========  ==========

*No par value; 10,000 shares authorized, 400 shares issued and outstanding.


                        SEE ACCOMPANYING NOTES







                     Professional Market Brokerage, Inc.
                          Statement of Cash Flows
                      For the Year Ended December 31, 1998



Operating Activities
 Net loss.......................................       $ (56,728)
 Increase in allowance for doubtful accounts....         (67,072)
 Depreciation and amortization..................           68,627
 Changes in
  Short-term investments........................      (6,167,559)
  Receivable from clearing brokers..............      (3,399,866)
  Other assets..................................         (22,287)
  Receivable from and payable to Customers, net.        9,218,104
  Accounts payable and accrued expenses ........         (29,189)
                                                    -------------
Net cash applied to operating activities........        (455,970)
                                                    -------------
Investing Activities
  Purchase of furniture, equipment and leasehold
   Improvements.................................         (25,484)
                                                    -------------
Net cash applied to investing activities .......         (25,484)
                                                    -------------
Financing Activities
 Proceeds from subordinated borrowings..........          450,000
 Proceeds from issuance of common stock.........          170,000
                                                    -------------
Net cash provided by financing activities.......          620,000
                                                    -------------

Increase in cash................................          138,546

Cash, beginning of year.........................          446,927
                                                     -------------
Cash, end of year...............................     $    585,473
                                                     =============


Supplemental Disclosures of Cash Flow Information

 Interest paid..................................        $  25,647
                                                        ----------
 Income taxes paid..............................        $  44,363
                                                        ----------


                       SEE ACCOMPANYING NOTES












                     Professional Market Brokerage, Inc.
                       Notes to Financial Statements
                    For the  Year Ended December 31, 1998


Note 1  Nature of Operations and Significant Accounting Policies


Nature of Operations

Professional Market Brokerage, Inc. (the "Company") is a registered futures commission merchant ("FCM") that clears all transactions through other brokers. The Company's services include the clearance and execution of futures and options on futures contracts on all of the major regulated commodities exchanges throughout the world for customers located primarily in the Unites States and Europe.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Income Recognition

Commissions earned on commodity futures and options on futures transactions and related commission expense are recorded on trade date.

Securities Owned

Securities owned are valued at market value, and resulting unrealized gains and losses are recorded in income

Furniture, Equipment and Leasehold Improvements

Furniture and equipment are being depreciated using accelerated methods over the estimated useful lives of the assets. Leasehold improvements are being amortized over the term of the lease on the straight line method.

Advertising

Advertising is expensed as incurred.

Foreign Exchange

Assets and liabilities denominated in foreign currencies are translated at year end rates of exchange. Income and expenses items are translated at average rates of exchange for the year. All foreign currency transaction gains and losses are recorded in income.


Note 2 Assets Segregated or Held in Separate Accounts Under the Commodity Exchange Act and Other Federal Regulations

At December 31, 1998, included in the statement of financial condition are assets segregated or held in separate accounts under the Commodity Exchange Act and other Federal regulations as follows:

 Cash.....................................      $  554,091
 Short-term investments...................       9,102,925
 Receivable from clearing brokers.........       4,303,361
                                             --------------
  Total...................................    $ 13,960,377
                                             ==============


Note 3      Short Term Investments

Short-term investments at December 31, 1998 consist of:

 U.S. Government obligations
  On deposit with FCMs ...................    $ 7,977,817
  On deposit with banks...................        606,043

 Deutsche Mark time deposits with FCM.....      1,622,955
                                            -------------
   Total..................................  $  10,206,815
                                            =============

U.S. Government obligations include $5,497,990 of overnight investments, which represent a simultaneous purchase and resale of such securities with same day settlement on the purchase and next day settlement on the resale.


Note 4    Receivable from and Payable to Customers

Receivable from and payable to customers arise primarily in connection with commodities transactions and include gains and losses on open trades. Securities owned by customers and held by the Company as collateral or margin and the market value of options on futures positions owned by customers of approximately $7,400,000 are not reflected in the statement of financial condition. From time to time, the Company deposits customers' securities as margin with other brokers.

Receivable from customers is net of an allowance for doubtful accounts of $67,072.


Note 5      Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements at December 31, 1998 consist of :

 Furniture, equipment and leasehold improvements.........      $ 184,722
 Less accumulated depreciation and amortization..........        102,647
                                                              ----------
  Net....................................................      $  82,075
                                                              ==========


Note 6     Liabilities Subordinated to Claims of General Creditors

Liabilities subordinated to claims of general creditors consist of borrowings pursuant to subordinated loan agreements as follows:

 Stockholder
  Due January 31, 1999, interest at 7.5% per annum........    $ 260,000
 Other
  Due September 30, 1999, interest at 11.5% per annum.....      300,000
  Due October 15, 1999, interest at 11.5% per annum.......      150,000
                                                            -----------
    Total ................................................   $  710,000
                                                            ===========

Subsequent to year end, the stockholder's subordinated loan of $260,000 was extended to January 31, 2000.

The lender of the subordinated borrowing due September 30, 1999 has the option to purchase 15 percent of the Company's outstanding common stock for $20,000. This option expires three months following the termination of this subordinated loan including any renewals and extensions.

Interest expense for the year ended December 31, 1998 and interest payable at December 31, 1998 were $32,031 and $11,875, respectively, of which $19,447 and $3,250, respectively, was to a stockholder.

The subordinated borrowings are available in computing net capital under minimum net capital requirements.


Note 7        Income Taxes

As of December 31, 1998, other assets include an income tax refund receivable of approximately $30,000 arising primarily from the carryback of the current year net operating loss.


Note 8        Commitments

The Company leases office space and equipment under noncancelable lease agreements expiring at various dates through February 28, 2002 and provide among other things, for minimum annual rentals, exclusive of additional rentals which may be required for increases in certain operating expenses and taxes. The minimum annual commitments, including estimated additional rentals based on actual amounts paid during 1998, are as follows:

          Year Ending December 31                     Amount
         -------------------------            ------------------
                 1999                             $  101,000
                 2000                                 87,000
                 2001                                 87,000
                 2002                                 16,000
         -------------------------            -------------------
                Total                             $  291,000


Rent expense for the year ended December 31, 1998 was $118,000.


Note 9     Off-Balance Sheet Risk and Concentration of Credit Risk

The Company is responsible for the credit risk of the customers it introduces to and which are carried on an omnibus basis on the books of, its clearing brokers. The Company's customers are primarily institutional and individual investors. To reduce its risk, the Company requires its customers to meet, at a minimum, the greater of the margin requirements established by each of the exchanges at which contract are traded or the margin requirements established by its clearing brokers. Margin is a good faith deposit from the customer that reduces risk to the Company of failure on behalf of the customer to fulfill any obligation under these contracts. In addition, the Company daily monitors its exposure to the risk of loss on an account by account basis and adjusts margin requirements as needed. Under certain circumstances, customers may be required to deposit additional funds., securities or other collateral. In order to reduce the risk of loss, the Company may also liquidate certain customer positions. Management believes that the margin deposits and collateral held at December 31, 1998 were adequate to minimize the risk of material loss that could be created by positions held at that time.

The Company engages in carious transactions with futures commission merchants and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties to these transactions. The Company monitors the creditworthiness of each party with whom it conducts business.


Note 10         Net Capital Requirements

The Company is subject to rules of the Commodity Futures Trading Commission (Regulation 1.17) and several commodity regulatory organizations. Under the more restrictive of these rules, the Company I s required to maintain
"adjusted net capital" equivalent to the greater of $250,000 or four percent of "funds required to be segregated or set aside in separate accounts for the net capital computation," as these terms are defined. Adjusted net capital and funds required to segregated or set aside in separate accounts change from day to day, but as of December 31, 1998, the Company had adjustments of approximately $1,040,000 and $635,000, respectively. The net capital rule may effectively restrict the repayment of subordinated borrowings and the payment of dividends.


Note 11   Subsequent Event

In February 1999, Lotus Pacific, Inc., a publicly traded holding company, acquired all of the Company's outstanding stock.










Altschuler, Melvoin and Glasser LLP
Certified Public Accountants and Consultants
CHECKERS SIMON & ROSNER
Financial Services Division


Independent Auditors' Report




To the Board of Directors
Professional Market Brokerage, Inc.

We have audited the accompanying statement of financial condition of Professional Market Brokerage, Inc. as of December 31, 1998, and the related statements of income, changes in liabilities subordinated to claims of general creditors, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and performm the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Professional Market Brokerage, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/S/ Altschuler, Melvoin and Glasser LLP


March 26, 1999







Altschuler, Melvoin and Glasser LLP
Certified Public Accountants and Consultants
CHECKERS SIMON & ROSNER
Financial Services Division



                Independent Audits' Report on Internal Control


To the Board of Directors
Professional Market Brokerage, Inc.


In planning and performing our audit of the financial statements of Professional Market Brokerage, Inc. (the "Company") for the year ended December 31, 1998 (on which we issued our report dated March 26, 1999), we considered its internal control, including control activities for safeguardig customer and firm assets, in order to determine our auditing procedures for the purpose of expressing an opinion on the financial statements and not to provide assurance on the Company's internal control.

Also, as required by Regulation 1.16 under the Commodity Exchange Act, we have made a study of the practices and procedures followed by the Company, including tests of such practices and procedures that we considered relevent to the objectives stated in Regulation 1.16, in making the following:

 1. The periodic computations of minimum financial requirements pursuant to Regulation 1.17.

 2. The daily computations of the segregation requirements of Section 4d(2) under the Commodity Exchange Act and the regulations thereunder, and the segregation of funds based on such computations.

 3. The daily computations of the foreign futures and foreign options secured amount requirements pursuant to Regulation 30.7 under the Commodity Exchange Act.

The management of the Company is responsible for establishing and maintaining internal control and the pratices and procedures referred to in preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls and of the practices and procedures referred to in the preceding paragraph, and to assess whether those practices and procedures can be expected to achieve the Commodity Futures Trading Commission's (the "Commission's) above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable, but not absolute, assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized acquisition, use or disposition, and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principals. Regulation 1.16 lists additional abjectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in any internal control or the practices and procedures referred to above, errors or fraud may occur and not be detected. Also, projections of any evaluation of them to future periods is subject to the risk that they become inadequate because of changes in conditions or that the effctiveness of their design and operatiopn may deteriorate.

Our consideration of the Company's internal control would not necessarily disclose all matters that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. The Company, because of its size and limited personnel, is unable to maintain an adequate separation of the various accounting functions. However, management informs us that there is close supervision of accounting records on a daily basis, thus offsetting the lack of separation of duties, and in view of this supervision, we noted no matters involving the Comapny's internal control and its operation, including procedures for safeguarding customer and firm assets, that we consider to be material weaknesses as defined above. Nevertheless, there is a matter which we believe should be noted:

"The Company has informed us that, in July 1998, documentation was forwarded to an overseas bank and an acknowledgement letter requested to establish a customer segregated account to accomondate deposits beginning on August 12, 1998 from European customers. The Company beleived the account was properly established, based upon receipt of bank statements designating the account as "customer segregated". On September 3, 1998, the Company noted that the acknowledgement letter had not been received and, accordingly, wire transferred the majority of its funds to a U.S. bank customer segregated account. The Companynotified its designated self-regulatory organization that recomputations of excess funds in segregation indicated that the Company had a deficiency in funds required to be segregated for 3 days during this period with a maximum deficiency of approximately $83,000. The Company has informed us that they were in compliance with segregation requirements at all other times during the year."

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the Commission to be adequate for its purposes in accordance with the Commodity Exchange Act and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's practices and procedures were adequate at December 31, 1998, to meet the Commission's objectives.

CFTC Advisory No. 17-98, Year 2000 Problem - Reporting and Disclosure Requirements, as amended by CFTC Advisory No. 42-98, Year 2000 Reporting Requirements for Certified Public Accountants, states that a "Year 2000 Problem", as defined therein, is a material inadequacy within the meaning of Regulation 1.16. Our procedures with respect to Year 2000 problems will be limited to those specified in the American Institute of Certified Public Acountants' Statement of Position 98-8. A separate report will be issued on those procedures. CFTC Advisory No. 42-98 states that those procedures will satisfy the CFTC's regulatory requirements. Accordingly, our study will not provide assurance that Year 2000 problems deemed by the CFTC to constitute a material inadequacy would be detected, that the Company is or will be year 2000 ready, that the Company's Year 2000 project plans will be successful in whole or in part, or that parties with which the Company does business will be Year 2000 ready.

This report is intended solely for the information and use of the Board of Directors, management, the Commodity Futures Trading Commission, and other regulatory agencies that rely on Regulation 1.16 under the Commodity Exchange Act in their regulation of registered futures commission merchants, and should not be used for any other purpose.


/S/ Altschuler, Melvoin and Glasser LLP





March 26, 1999